UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, Pennsylvania 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	UHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, the Company held its 2023 Annual Meeting of Stockholders. This year’s Annual Meeting of Stockholders was conducted virtually via a live audio webcast.

At the Annual Meeting, the Company’s stockholders: (i) voted to elect two Class III members of the Board of Directors for a three-year term scheduled to expire at the Company’s 2026 Annual Meeting of Stockholders; (ii) voted in favor of the nonbinding advisory vote on named executive officer compensation; (iii) voted in favor of a three year frequency for future nonbinding advisory stockholder votes to approve named executive officer compensation, and; (iv) voted to ratify the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results were as follows:

Proposal No. 1: Election of Directors:

Alan B. Miller – elected by the Class A and Class C Stockholders:

Votes cast in favor	7,238,788
Votes withheld	0
Broker non-votes	0

Nina Chen-Langenmayr – elected by the Class B and Class D Stockholders:

Votes cast in favor	55,908,386
Votes withheld	283,213
Broker non-votes	2,074,469
Uncast	0

Proposal No. 2: Non-binding advisory vote on named executive officer compensation:

Votes cast in favor	63,345,551
Votes cast against	640,071
Votes abstained	3,382
Broker non-votes	207,447
Uncast	0

Proposal No. 3: Non-binding advisory vote on the frequency of future advisory votes on named executive officer compensation:

One Year	4,761,732
Two Years	1,463
Three Years	59,223,681
Votes abstained	2,127
Broker non-votes	207,447
Uncast	0

Proposal No. 4: Ratification of the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes cast in favor	64,144,783
Votes cast against	50,119
Votes abstained	1,548
Broker non-votes	0
Uncast	0

In light of the stockholder voting results in favor of a three year frequency for future nonbinding advisory stockholder votes to approve named executive officer compensation (Proposal No. 3), and in accordance with the recommendation of the Company’s Board of Directors, future nonbinding advisory stockholder votes to approve named executive officer compensation shall be held every three years until the next stockholder vote on the frequency for future nonbinding advisory stockholder votes to approve named executive officer compensation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Date: May 17, 2023